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THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.
Supplement dated October 28, 2005 to the Prospectus dated May 1, 2005

The information under the heading "Fund Management - Portfolio Manager" with respect to The Guardian VC High Yield Bond Fund is replaced by the following:

Leslie Barbi is the Fund's portfolio manager, effective October 28, 2005. Ms. Barbi is Managing Director and Head of Public Fixed Income at Guardian Life, and has served in that position since May 2004. Her previous investment management experience includes serving as Managing Director of Fixed Income at Goldman Sachs Asset Management from July 2001 through March 2003, where she served as a member of the Investment Strategy Group and Head of U.S. Investment Grade Corporates. Previously, Ms. Barbi was Portfolio Manager and Executive Vice President of Fixed Income at Pacific Investment Management Co., from July 1993 to February 2001.